UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: April 6, 2001
              (Date of earliest event reported: April 3, 2001)

                      Commission File Number: 1-10694


                             VISX, INCORPORATED
           (Exact name of Registrant as specified in its charter)


     Delaware                                       06-1161793
     --------                                       ----------
(State of incorporation or organization)         (IRS Employer I.D. No.)


        3400 Central Expressway, Santa Clara, California 95051-0703
        -----------------------------------------------------------
                  (Address of principal executive offices)


                               (408) 733-2020
                               --------------
            (Registrant's telephone number, including area code)



Item 5. Other Events


      Attached hereto as an exhibit and hereby incorporated by reference in this report on Form 8-K are the Registrant's amended and restated Bylaws, as revised through April 3, 2001. The amendments to these Bylaws reduce the size of the Registrant's Board of Directors from six (6) members to five
(5) members and modify certain provisions relating to the setting of a record date in connection with certain actions by written consent. In accordance with the Registrant's amended and restated Bylaws, the reduction in the size of the Registrant's Board of Directors will not have the effect of removing any director before that director's term of office expires.

Item 7. Financial Statements and Exhibits

(c)   Exhibits.

      99.1 Registrant's Amended and Restated Bylaws, as revised through April 3, 2001.


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VISX, INCORPORATED


                                    By: /s/ TIMOTHY R. MAIER
                                        ----------------------------
                                          Timothy R. Maier,
                                          Executive Vice President and
                                          Chief Financial Officer


Date:  April 6, 2001